UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: December 6, 2022

(Date of earliest event reported)

TITAN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13341	94-3171940
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Blvd., Suite 505, South San Francisco, CA 94080

(Address of principal executive offices, including zip code)

650-244-4990

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TTNP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 6, 2022, Titan Pharmaceuticals, Inc. (the “Company”) entered into a license agreement (the “License Agreement”) with Ocular Therapeutix, Inc. (the “Licensee”) to license the exclusive rights to certain patent applications for ophthalmic uses in both humans and nonhuman animals in the United States (the “Licensed Patents”).

The grant of the license by the Company to the Licensee is for an exclusive (even as to the Company), perpetual, fully paid-up license to use the Licensed Patents. The license comes with the right to sublicense. The Licensee will pay the Company a one-time fee of $50,000 within ten days of the effective date of the License Agreement and will reimburse the Company for attorneys’ fees incurred by it in connection with the preparation and negotiation of the License Agreement. The Licensee shall make additional payments to the Company upon the achievement of certain milestone events as set forth in the License Agreement.

The foregoing description of the License Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the License Agreement, a copy of which is filed as Exhibit 10.1 hereto.

Item 8.01. Other Events.

On December 12, 2022, the Company issued a press release announcing the Company’s entry into the License Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	License Agreement between Titan Pharmaceuticals, Inc. and Ocular Therapeutix, Inc., dated as of December 6, 2022.
99.1	Press Release of Titan Pharmaceuticals, Inc. dated December 12, 2022.
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN PHARMACEUTICALS, INC.

By:	/s/ David E. Lazar
David E. Lazar Chief Executive Officer

Date:	December 12, 2022

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